EXHIBIT 99

CERTIFICATIONS OF THE CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ARTISTdirect, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Frederick W. Field, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:

          (1) the Quarterly Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 14, 2003

/s/ FREDERICK W. FIELD Frederick W. Field Chief Executive Officer

CERTIFICATIONS OF THE CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ARTISTdirect, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, James B. Carroll, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:

          (1) the Quarterly Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 14, 2003

/s/ JAMES B. CARROLL James B. Carroll Chief Financial Officer

A signed original of this written statement required by Rule 906 has been provided to ARTISTdirect, Inc. and will be retained by ARTISTdirect, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.